EXHIBIT 99.1

A GEORGIA LIMITED LIABILITY COMPANY

REPORT OF INDEPENDENT ACCOUNTANTS

Board of Directors and Stockholders

Altama Delta Corporation and subsidiary
Atlanta, Georgia

      We have audited the accompanying consolidated balance sheets of Altama Delta Corporation and subsidiary as of September 27, 2003 and September 28, 2002, and the related consolidated statements of operations, stockholders’ equity and cash flows for each of the three years in the period ended September 27, 2003. These consolidated financial statements are the responsibility of the company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Altama Delta Corporation and subsidiary as of September 27, 2003 and September 28, 2002, and the results of their operations and their cash flows for each of the three years in the period ended September 27, 2003, in conformity with accounting principles generally accepted in the United States of America.

      As discussed in the summary of significant accounting policies, effective September 29, 2002, the company adopted the provisions of Statement of Financial Accounting Standards No. 142 “Goodwill and Other Intangible Assets.”

/s/ JOSEPH DECOSIMO AND COMPANY, LLC

Atlanta, Georgia

November 19, 2003, except for
notes 6, 13 and 14 which are
dated June 15, 2004

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

September 27, 2003 and September 28, 2002

	2003	2002

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$185,473	$265,442
Investment Securities	1,418,160	349,239
Receivables, net	4,972,356	3,463,693
Inventories	5,476,799	4,676,580
Prepaid Expenses	126,758	37,560
Receivable from Shareholder — Current Portion	88,801	86,606
Income Taxes Receivable	18,347	36,626
Deferred Tax Assets	—	166,654

Total Current Assets	12,286,694	9,082,400

RECEIVABLE FROM SHAREHOLDER	90,335	178,786

PROPERTY AND EQUIPMENT, net	821,920	734,687

PROPERTY HELD FOR INVESTMENT	1,166,182	—

OTHER ASSETS
Goodwill	973,236	973,236
Deferred Loan Costs, net of accumulated amortization of $56,486 for 2003 and $53,196 for 2002	26,444	35,483
Deferred Tax Assets	—	400,505

Total Other Assets	999,680	1,409,224

TOTAL ASSETS	$15,364,811	$11,405,097

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Bank Overdraft	$342,331	$258,242
Notes Payable	3,798,672	3,359,470
Current Portion of Capital Lease Obligation	75,128	71,560
Accounts Payable	1,949,925	2,144,389
Accrued Expenses	893,399	416,280
Income Taxes Payable	320,937	50,280
Deferred Tax Liabilities	89,955	—

Total Current Liabilities	7,470,347	6,300,221

LONG-TERM LIABILITIES
Capital Lease Obligation	98,826	174,280
Deferred Compensation	191,639	203,174
Deferred Tax Liabilities	103,886	—

Total Long-Term Liabilities	394,351	377,454

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Common Stock — $.10 par value —
Class A — 1,000,000 shares authorized; 429 shares issued for 2002	—	43
Class B — 1,000,000 shares authorized; 230,603 shares issued	23,060	23,060
Additional Paid-In Capital	1,181,844	1,181,801
Retained Earnings	6,295,209	3,522,518

Total Stockholders’ Equity	7,500,113	4,727,422

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$15,364,811	$11,405,097

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

	2003	2002	2001

NET SALES	$31,582,816	$21,861,652	$14,717,345
COST OF GOODS SOLD	23,831,770	17,284,570	12,238,884

Gross Margin	7,751,046	4,577,082	2,478,461
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	4,214,827	3,310,690	3,190,376

OPERATING INCOME (LOSS)	3,536,219	1,266,392	(711,915)

OTHER INCOME (EXPENSE)
Interest Expense	(135,046)	(133,094)	(140,016)
Gains (Losses) on Investment Securities	896,615	(181,686)	(1,193,369)
Other Income	4,291	20,861	23,206

	765,860	(293,919)	(1,310,179)

INCOME (LOSS) BEFORE PROVISION FOR INCOME TAXES	4,302,079	972,473	(2,022,094)
Provision (Benefit) for Income Taxes	1,529,388	304,570	(747,347)

NET INCOME (LOSS)	$2,772,691	$667,903	$(1,274,747)

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENT OF STOCKHOLDERS’ EQUITY

Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

	Common Stock

						Accumulated
	Class A		Class B		Additional	Other		Total	Total
					Paid-In	Comprehensive	Retained	Stockholders’	Comprehensive
	Shares	Amount	Shares	Amount	Capital	Income (Loss)	Earnings	Equity	Income (Loss)

BALANCE — September 30, 2000	429	$43	230,603	$23,060	$1,181,801	$(322,392)	$4,129,362	$5,011,874
Net Loss							(1,274,747)	(1,274,747)	$(1,274,747)
Other Comprehensive Income, net of tax —
Net Change in Unrealized Gain on Available-for-Sale Securities, net of tax of $197,261						322,392		322,392	322,392

Comprehensive Loss									$(952,355)

BALANCE — September 29, 2001	429	43	230,603	23,060	1,181,801	—	2,854,615	4,059,519
Net Income							667,903	667,903

BALANCE — September 28, 2002	429	43	230,603	23,060	1,181,801	—	3,522,518	4,727,422
Retirement of Class A Common Stock	(429)	(43)			43
Net Income							2,772,691	2,772,691

BALANCE — September 27, 2003	—	$—	230,603	$23,060	$1,181,844	$—	$6,295,209	$7,500,113

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

Years Ended September 27, 2003, September 28, 2002 and September 29, 2001

	2003	2002	2001

CASH FLOWS FROM OPERATING ACTIVITIES
Net Income (Loss)	$2,772,691	$667,903	$(1,274,747)
Adjustments to Reconcile Net Income (Loss) to Net Cash Provided (Used) by Operating Activities —
Depreciation	180,062	165,836	180,329
Amortization	29,040	68,441	61,550
Bad Debt Expense	(1,033)	94,314	32,434
Deferred Income Taxes	761,000	263,000	(740,923)
(Gains) Losses on Investments	(896,615)	181,686	1,193,369
Inventory Reserve	—	45,000	—
Purchase of Trading Securities	(1,334,361)	(971,640)	(670,978)
Sale of Trading Securities	1,162,055	913,146	594,714
Changes in Operating Assets and Liabilities —
Decrease (Increase) in —
Receivables	(1,507,630)	(2,308,728)	(132,280)
Inventories	(800,219)	(1,473,888)	158,067
Prepaid Expenses	(89,198)	52,777	(46,243)
Income Taxes Receivable	18,279	(8,710)	(20,491)
Increase (Decrease) in —
Accounts Payable	(194,464)	933,222	522,960
Accrued Expenses	477,118	344,365	(107,392)
Deferred Compensation	(11,535)	(8,843)	(11,246)
Income Taxes Payable	270,657	50,280	(52,355)

Net Cash Provided (Used) by Operating Activities	835,847	(991,839)	(313,232)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(267,295)	(269,009)	(175,800)
Payments (Advances) on Notes from Shareholder	86,256	(15,392)	—
Purchase of Property Held for Investment	(66,410)	—	—

Net Cash Used by Investing Activities	(247,449)	(284,401)	(175,800)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank Overdraft	84,089	7,191	127,890
Borrowings on Lines of Credit	17,780,711	13,401,309	7,998,931
Payments on Lines of Credit	(18,441,281)	(11,932,342)	(7,447,000)
Payments on Long-Term Debt	—	(31,471)	(31,825)
Payment of Loan Costs	(20,000)	(25,750)	(20,000)
Payment of Capital Lease Obligation	(71,886)	(68,333)	(65,169)

Net Cash Provided (Used) by Financing Activities	(668,367)	1,350,604	562,827

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(79,969)	74,364	73,795
CASH AND CASH EQUIVALENTS — beginning of year	265,442	191,078	117,283

CASH AND CASH EQUIVALENTS — end of year	$185,473	$265,442	$191,078

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$139,285	$129,646	$144,767
Income Taxes Paid	$479,761	$—	$66,931
Income Tax Refunds Received	$18,277	$—	$—
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Property Held for Investment Acquired through Issuance of Debt	$1,099,772	$—	$—
Receivable from Sale of Available-for-Sale Securities	$—	$—	$1,200

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 —	Summary of Significant Accounting Policies

      The significant accounting policies and practices followed by the Company are as follows:

      Description of Business — Altama Delta Corporation (the Company) manufactures and sells combat boots to the Defense Logistics Agency of the United States Department of Defense, representing 65% of net sales in 2003. In addition, the Company sells combat, tactical (law enforcement) and work boots to domestic retailers and individuals representing 28% of net sales and to foreign retailers and foreign governments representing 7% of net sales in 2003.

      Principles of Consolidation — The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiary, Altama Delta (Puerto Rico) Corporation. All intercompany accounts have been eliminated in consolidation.

      Year End — The Company maintains its accounts on a 52 or 53 week year ending on the Saturday closest to the end of September. The years ending September 27, 2003, September 28, 2002 and September 29, 2001 were 52 week years.

      Cash and Cash Equivalents — The Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. The Company maintains at various financial institutions cash accounts which may at times exceed federally insured amounts and may at times exceed balance sheet amounts due to outstanding checks.

      Investment Securities — Management determines the appropriate classification of investment securities at the time they are acquired and evaluates the appropriateness of such classifications at each balance sheet date. The investment securities are classified as either trading securities or available-for-sale securities. Trading securities are held for resale in anticipation of short-term fluctuations in market prices. Trading securities are stated at fair value, with unrealized gains and losses included in other income. Available-for-sale securities consist of marketable equity securities not classified as trading securities. Available-for-sale securities are stated at fair value, and unrealized holding gains and losses, net of the related deferred tax effect, are reported as a separate component of stockholders’ equity. Realized gains and losses are determined using the specific identification method.

      Receivables — The Company performs ongoing credit evaluations of its customers’ financial condition and requires no collateral from its domestic customers. The Company establishes an allowance for doubtful accounts based upon factors surrounding the credit risk of specific customers, historical trends and other information. The Company requires an advance payment or letters of credit from its foreign customers.

      Inventories — Inventories are stated at the lower of cost or market, with cost determined on the first-in, first-out basis of accounting.

      Property and Equipment — Property and equipment are stated at cost less accumulated depreciation. Expenditures for repairs and maintenance are charged to expense as incurred and additions and improvements that significantly extend the lives of assets are capitalized. Upon sale or other retirement of depreciable property, the cost and accumulated depreciation are removed from the related accounts and any gain or loss is reflected in operations.

      Depreciation is determined using the straight-line method over the estimated useful life of each asset ranging from 25 years for buildings to 5 years for machinery and equipment, leasehold improvements, furniture and fixtures and vehicles.

      Property Held for Investment — Property held for investment consists of real estate and improvements located in Kiawah Island, South Carolina.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      Goodwill — Effective September 29, 2002, the Company adopted Statement of Financial Accounting Standard (SFAS) No. 142, “Goodwill and Other Intangible Assets.” Goodwill amortization ceased upon adoption of SFAS No. 142 and the required initial impairment tests were performed. No impairment loss was recognized in the year ended September 27, 2003. If SFAS No. 142 had been in effect as of the beginning of the fiscal year 2001, the net income for 2002 would have been $706,447 and the net loss for 2001 would have been $1,236,167.

      Deferred Loan Costs — Deferred loan costs are amortized over the term of the underlying loan agreements, ranging from one to ten years. Amortization expense was $29,040 for 2003 and is estimated to be $19,600 for 2004 and $6,800 for 2005.

      Revenue Recognition — All United States government combat boot production contracts are fixed price with multi-year options exercisable at the discretion of the government. Prior to June 1, 2001, revenue for direct government depot shipments were recognized when orders were approved by the government for shipment. For products shipped direct to other customers, revenues are recognized upon shipment.

      On June 1, 2001, the government unilaterally modified the Company’s current boot contract to require a bill and hold procedure. Under bill and hold, the government issues a specific boot production order which, when completed and ready for shipment, is inspected and accepted by the government’s Quality Assurance Representative, thereby transferring ownership to the government. After inspection and acceptance, the Company invoices and receives payment from the government, and warehouses and distributes the related boots against government requisition orders. The government owned inventory is segregated in the Company’s warehouse.

      Advertising — Advertising costs are expensed as incurred. The Company incurred $397,766, $333,807 and $334,917 in advertising costs during 2003, 2002 and 2001, respectively.

      Shipping and Handling Fees and Costs — Amounts billed to customers related to shipping and handling are included in net sales. Related costs incurred are included in cost of goods sold.

      Income Taxes — Income taxes are computed based on the provisions of SFAS 109, “Accounting for Income Taxes.” Deferred tax assets and liabilities are recognized for the estimated future tax effects attributed to temporary differences between book and tax bases of assets and liabilities and for carryforward items. The measurement of current and deferred tax assets and liabilities is based on enacted tax law. Deferred tax assets are reduced, if necessary, by a valuation allowance for the amount of tax benefits that may not be realized.

      Estimates and Uncertainties — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      Other Comprehensive Income — The Company accounts for comprehensive income in accordance with SFAS No. 130, “Reporting Comprehensive Income,” which requires comprehensive income and its components to be reported when a company has items of comprehensive income. Comprehensive income includes net income plus other comprehensive income (i.e., certain revenues, expenses, gains and losses reported as separate components of stockholders’ equity rather than in net income).

      Impact of Recently Issued Accounting Standards — In 2001, the Financial Accounting Standards Board issued SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” SFAS No. 144 replaces SFAS No. 121, “Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of.” SFAS No. 144 provides that impairment losses be recognized only if the carrying amount of the long-lived assets is not recoverable from undiscounted cash flows. Any impairment loss recognized would be the difference between the carrying value of the asset and its fair value. The Company adopted

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

SFAS No. 144 in fiscal 2003. Adoption of this statement had no impact on the Company’s financial position or results of operations.

      In June 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities,” which addresses accounting for restructuring and similar costs. SFAS No. 146 supersedes previous accounting guidance, principally Emerging Issues Task Force Issue No. 94-3. The Company will adopt the provisions of SFAS No. 146 for restructuring activities initiated after June 1, 2003. SFAS No. 146 requires that the liability for costs associated with an exit or disposal activity be recognized when the liability is incurred. Management does not expect the adoption of this statement to have a significant effect on the Company’s financial position or results of operations.

      In November 2002, the FASB issued Interpretation No. 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others.” This interpretation requires enhanced disclosure about a guarantor’s obligations under certain guarantees, even when the likelihood of making any payments under the guarantee is remote, and requires recognition, at the inception of the guarantee, of a liability for the fair value of the obligation undertaken in issuing the guarantee. As required, the Company adopted the disclosure provisions of the interpretation in fiscal year 2003. However, the fair value measurement and accounting recognition requirements of the interpretation are to be applied on a prospective basis to guarantees issued, or modified, after May 31, 2003. Adoption of this statement had no impact on the Company’s financial position or results of operations.

      In January 2003, the FASB issued Interpretation No. 46, “Consolidation of Variable Interest Entities,” an interpretation of ARB No. 51, which was revised December 2003. This interpretation addresses the consolidation by business enterprises of variable interest entities as defined in the Interpretation. The interpretation generally applies immediately to variable interests in variable interest entities created after January 31, 2003, and to variable interests in variable interest entities obtained after March 15, 2004. The application of this interpretation did not have a material effect on our consolidated financial statements.

      In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” which establishes standards for how an issuer classifies and measures certain instruments with characteristics of both liabilities and equity. SFAS No. 150 requires that an issuer classify a financial instrument that falls within its scope as a liability (or an asset in some circumstances). SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003. Management does not expect the adoption of this statement to have an impact on the Company’s financial position or results of operations.

      Reclassifications — Certain reclassifications have been made to prior years’ financial statements to conform with the current year presentation.

Note 2 —	Investment Securities

      Investment securities consist of the following:

	2003	2002

Trading Securities
Marketable Equity Securities, at cost	$843,592	$469,975
Gross Unrealized Gains (Losses)	574,568	(120,736)

Marketable Equity Securities, at fair value	$1,418,160	$349,239

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      Gains and losses on investment securities recorded in income consist of the following:

	2003	2002	2001

Trading Securities
Realized Gains (Losses)	$201,311	$(196,674)	$(78,273)
Net Change in Unrealized Gains (Losses) for Securities Held at Year End	574,568	(120,871)	(206,181)
Net Change in Unrealized Gains (Losses) for Securities Sold During Year	120,736	135,859	(34,212)

	896,615	(181,686)	(318,666)
Available-for-Sale Securities
Realized Losses	—	—	(874,703)

	$896,615	$(181,686)	$(1,193,369)

Note 3 —	Receivables

      Receivables consist of the following:

	2003	2002

United States Government	$4,576,714	$2,874,237
Commercial Receivables	438,642	679,456

	5,015,356	3,553,693
Allowance for Doubtful Accounts	(43,000)	(90,000)

	$4,972,356	$3,463,693

Note 4 —	Inventories

      Inventories consist of the following:

	2003	2002

Raw Materials	$1,369,207	$1,514,303
Work-in-Process	1,353,867	1,293,715
Finished Goods	2,753,725	1,868,562

	$5,476,799	$4,676,580

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 5 —	Property and Equipment

      Property and equipment consist of the following:

	2003	2002

Machinery and Equipment	$2,365,135	$2,192,276
Furniture and Fixtures	791,658	719,787
Leasehold Improvements	413,074	390,509
Property and Equipment Under Capital Lease	600,000	600,000
Vehicles	127,300	127,300

	4,297,167	4,029,872
Accumulated Depreciation	(3,475,247)	(3,295,185)

	$821,920	$734,687

      Property and equipment under capital lease are amortized on a straight-line basis over the assets’ estimated lives and the related amortization is included in depreciation expense.

Note 6 —	Notes Payable

      Notes payable consists of the following:

	2003	2002

$4,000,000 Revolving Line of Credit from a Financial Institution at LIBOR plus 2.5% — maturing April 2004; rate at September 27, 2003, is 3.62%	$3,187,470	$3,359,470
$1,200,000 Revolving Line of Credit from an Investment Firm at LIBOR plus 2.75% — maturing July 2004; rate at September 27, 2003, is 3.87%; collateralized by investment securities and stockholder guarantee	611,202	—

	$3,798,672	$3,359,470

      At September 27, 2003, the Company had $147,000 in outstanding letters of credit and $1,254,000 available borrowings under the revolving lines of credit. The revolving line of credit from a financial institution is secured by substantially all of the Company’s assets, stockholder guarantee and the common stock of the Company. The provisions of revolving note agreement contain certain restrictions on the payment of dividends and capital expenditures. The agreement also contains requirements regarding certain financial ratios. The Company was in technical violation of certain of its loan covenants and obtained a waiver from the lender.

      Effective April 27, 2004, the Company renewed and amended its existing revolving line of credit from a financial institution. The amended revolving line of credit agreement provides for maximum availability of $6,000,000, subject to a borrowing base of eligible receivables and inventory, as defined in the agreement. The revolving line of credit bears interest at LIBOR plus 1.75% and matures April 15, 2005.

Note 7 —	Leases

      The Company’s office, warehouse and manufacturing facilities and certain equipment are leased under operating leases.

      The Company’s manufacturing facility and certain equipment located in Lexington, Tennessee are leased under a capital lease arrangement dated December 13, 1995. The lease is payable in 120 monthly installments

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

of $6,815, including interest, at an annual rate of 4.75% and contains a bargain purchase option of $100 plus remaining lease payments at date of exercise.

      Future minimum lease payments under these capital and operating leases with initial or remaining noncancelable lease terms in excess of one year as of September 27, 2003, are as follows:

	Operating	Capital
	Leases	Lease

Year Ending
2004	$168,222	$81,781
2005	51,912	81,781
2006	20,776	20,445
2007	15,778	—
2008	3,750	—

Total Minimum Lease Payments	$260,438	184,007

Amounts Representing Interest		(10,053)

Present Value of Net Minimum Lease Payments		173,954
Less Current Maturities		75,128

Long-Term Lease Obligation		$98,826

      Rent expense totaled $296,099, $229,998 and $261,810 for 2003, 2002 and 2001, respectively.

Note 8 —	Income Taxes

      The provision for income taxes consists of the following:

	2003	2002	2001

Current Provision (Benefit)
Federal Income Tax	$567,970	$(18,430)	$—
State Income Tax	200,418	60,000	(6,424)

	768,388	41,570	(6,424)

Deferred Tax Provision (Benefit)
Puerto Rico Tollgate Taxes	(1,000)	(33,000)	(46,055)
Adjustment to Valuation Allowance	(130,000)	(120,000)	—
Deferred Tax Provision (Benefit)	892,000	416,000	(694,868)

	761,000	263,000	(740,923)

Net Tax Provision (Benefit)	$1,529,388	$304,570	$(747,347)

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

      The difference between tax computed at the federal statutory rate and the Company’s reported tax provision is as follows:

	2003	2002	2001

Expense at Statutory Rate	$1,462,707	$330,641	$(687,512)
State and Other Taxes, net of federal tax benefit	178,250	31,261	(52,869)
Items not Deductible	20,085	34,635	35,430
Change in Valuation Allowance	(130,000)	(120,000)	—
Other	(1,654)	28,033	(42,396)

Tax Provision (Benefit)	$1,529,388	$304,570	$(747,347)

      The change in the valuation allowance was due primarily to the utilization of net operating loss carryforwards.

      The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows:

	2003	2002

Deferred Tax Assets
Net Operating and Capital Loss Carryforwards	$73,842	$625,441
Alternative Minimum Tax Credit Carryforward	—	21,555
Allowance for Doubtful Accounts	16,323	34,164
Inventory Capitalization	77,315	51,849
Compensation Accruals	41,706	12,875
Deferred Compensation	72,746	77,125
Depreciation	—	58,055
Unrealized Losses on Investment Securities	—	46,211
Valuation Allowance	(50,000)	(180,000)

	231,932	747,275

Deferred Tax Liabilities
Unrealized Gains on Investment Securities	218,926	—
Depreciation	20,865	—
Prepaid Rent	6,373	—
Puerto Rico Accumulated Earnings Tollgate Tax	179,609	180,116

	425,773	180,116

Net Deferred Tax Asset (Liability)	$(193,841)	$567,159

      Subsequent to year end, the Company, with the consent of its sole shareholder, has elected to be taxed as an S corporation under the provisions of Section 1362 of the Internal Revenue Code. The effect of the change in tax status on the Company’s deferred tax liability was insignificant. The Company continues to be subject to income tax in state jurisdictions which do not recognize the S corporation status. In addition, the Company is subject to federal income taxes on the disposal of assets with built-in gains subsequent to the effective date of the S corporation election.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 9 —	Related Party Transactions

      At September 27, 2003 and September 28, 2002, the Company has a note receivable of $179,136 and $265,392, respectively, from the sole shareholder. The note receivable is payable in monthly installments of principal and interest over a three year period commencing during October 2002, with interest at an annual rate of 2.11%. Interest income related to this receivable was $4,765 and $10,392 for 2003 and 2002, respectively.

Note 10 —	Common Stock

      During fiscal year 2003, the Class A common stock was retired and the Class B common stock was changed to one class of common stock.

Note 11 —	Deferred Compensation Agreement

      The Company has a deferred compensation agreement with a former shareholder/president requiring payments of $33,600 per year as deferred compensation. The deferred compensation agreement provides for annual payments to the former shareholder/president or his spouse for his lifetime or, in the event of his death, until his spouse remarries, reaches age 62 or 10 years after his death. The deferred compensation liability represents the present value, discounted at 9%, of the estimated remaining payments.

Note 12 —	Major Customer

      Sales to the Defense Logistics Agency of the U.S. Department of Defense were $20,509,845 or 65% of revenues for 2003, $14,237,400 or 65% of revenues for 2002 and $8,790,028 or 60% of revenues for 2001.

Note 13 —	Contingencies

      During the current and previous two fiscal years, the Company has experienced certain payment errors on billings to the Department of Defense. The payment errors from the Department of Defense have included duplicate payments, partial payments or nonpayment of the Company’s billings. In situations in which the Company received obvious duplicate payments, these amounts were promptly refunded to the Department of Defense. In situations in which the Company received other payments, these amounts were applied to the identified billing or if the payment could not be identified with a specific billing the amounts were applied to other unpaid billings. At September 27, 2003, the Company has recorded a liability of approximately $266,000, which is included in accrued expenses, related to potential overpayments received. In connection with an internal audit, the Department of Defense, in a letter dated November 13, 2003, has requested that the Company refund potential duplicate payments totaling approximately $288,000. Subsequently, the Department of Defense deducted the $288,000 from payments due to the Company. The Company is currently researching the nature of the Department of Defense’s claim to determine whether any of these amounts can be recovered. In management’s opinion, the amount of ultimate liability will not materially affect the financial position or operations of the Company.

      The Company has incurred certain contract material costs which may be reimbursable under a contract price adjustment clause.

      After a claim is filed, it is subject to review and audit by the government. The Company has not filed a claim of this type before, and therefore the Company lacks experience of government audits of this type of claim. The Company has determined that under the Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements”, the claim amount is not fixed or determinable; therefore, the estimated amount should not be recorded at this time. If the claim is approved by the government, the claim will be recorded in revenue during that period.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS — (Continued)

Note 14 —	Subsequent Events

      Subsequent to year end, the Company received notification that it had been awarded a new Department of Defense contract to manufacture and supply combat boots to the U.S. military. The award, as amended, provides for the company in the first year to produce a maximum quantity of 528,000 pairs. The contract includes two option years at similar values and quantities.

      Effective March 31, 2004, the Company, with the consent of its sole shareholder, distributed its investment securities with a carrying value of $2,399,087 and property held for investment with a carrying value of $1,368,189 to the sole shareholder. In addition, the shareholder assumed a debt obligation, which was collateralized by the investment securities, with a carrying value of $362,748. The net distribution was recorded as a reduction in stockholders’ equity.

      On June 15, 2004, the Company’s sole shareholder signed a Stock Purchase Agreement to sell all of the Company’s common stock to Phoenix Footwear Group, a publicly-traded company, for $39,000,000, subject to closing adjustments and escrowed funds as defined in the agreement, plus an earnout payment of $2,000,000 that is subject to the Company meeting certain sales requirements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	April 3, 2004	September 27, 2003

	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$19,714	$185,473
Investment Securities	—	1,418,160
Receivables	4,828,197	4,972,356
Receivable from Shareholder — Current Portion	89,388	88,801
Inventories	7,594,444	5,476,799
Prepaid Expenses	224,419	126,758
Income Taxes Receivable	44,765	18,347
Deferred Tax Assets	53,977	—

Total Current Assets	12,854,904	12,286,694

RECEIVABLE FROM SHAREHOLDER	45,756	90,335

PROPERTY AND EQUIPMENT, net	1,649,111	821,920

OTHER ASSETS
Property Held for Investment	—	1,166,182
Goodwill	973,236	973,236
Deferred Loan Costs, net	12,186	26,444

Total Other Assets	985,422	2,165,862

TOTAL ASSETS	$15,535,193	$15,364,811

LIABILITIES AND STOCKHOLDER’S EQUITY
CURRENT LIABILITIES
Bank Overdraft	$841,678	$342,331
Notes Payable	3,551,940	3,798,672
Current Portion of Capital Lease Obligation	71,560	75,128
Accounts Payable	2,525,267	1,949,925
Accrued Expenses	249,459	893,399
Income Taxes Payable	268,852	320,937
Deferred Tax Liabilities	—	89,955

Total Current Liabilities	7,508,756	7,470,347

LONG-TERM LIABILITIES
Capital Lease Obligation	65,127	98,826
Deferred Compensation	185,165	191,639
Deferred Tax Liabilities	258,593	103,886

Total Long-Term Liabilities	508,885	394,351

COMMITMENTS AND CONTINGENCIES
STOCKHOLDER’S EQUITY
Common Stock — $.10 par value — 1,000,000 shares authorized; 230,603 shares issued	23,060	23,060
Additional Paid-In Capital	1,181,844	1,181,844
Retained Earnings	6,312,648	6,295,209

Total Stockholder’s Equity	7,517,552	7,500,113

TOTAL LIABILITIES AND STOCKHOLDER’S EQUITY	$15,535,193	$15,364,811

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF INCOME

	Three Month Periods Ended		Six Month Periods Ended

	April 3,	March 29,	April 3,	March 29,
	2004	2003	2004	2003

	(Unaudited)
NET SALES	$12,003,625	$6,483,618	$22,529,835	$13,223,611
COST OF GOODS SOLD	8,501,915	4,820,873	16,104,290	10,264,493

Gross Margin	3,501,710	1,662,745	6,425,545	2,959,118
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	968,335	862,313	1,981,805	1,906,215

OPERATING INCOME	2,533,375	800,432	4,443,740	1,052,903

OTHER INCOME (EXPENSE)
Interest Expense	(37,182)	(21,185)	(72,938)	(64,784)
Gains on Investment Securities	145,140	421,987	335,337	353,560
Other Income	7,318	749	8,607	1,963

	115,276	401,551	271,006	290,739

INCOME BEFORE PROVISION FOR INCOME TAXES	2,648,651	1,201,983	4,714,746	1,343,642
Provision for Income Taxes	255,000	433,000	340,816	484,000

NET INCOME	$2,393,651	$768,983	$4,373,930	$859,642

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Six Month Periods Ended

	April 3,	March 29,
	2004	2003

	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$4,373,930	$859,642
Adjustments to Reconcile Net Income to Net Cash Provided by Operating Activities —
Depreciation	112,153	77,743
Amortization	14,258	9,500
Bad Debt Expense	125,000	—
Deferred Income Taxes	10,775	430,000
Gains on Investments	(335,337)	(353,560)
Net Purchases of Investment Securities	(533,201)	(336,627)
Changes in Operating Assets and Liabilities —
Decrease (Increase) in —
Receivables	19,159	687,410
Inventories	(2,117,645)	(360,776)
Prepaid Expenses	(97,661)	(77,547)
Income Taxes Receivable	(26,418)	(1,500)
Increase (Decrease) in —
Accounts Payable	575,343	(1,150,198)
Accrued Expenses	(643,940)	381,464
Deferred Compensation	(6,474)	(5,919)
Income Taxes Payable	(52,085)	(24,000)

Net Cash Provided by Operating Activities	1,417,857	135,632

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Property and Equipment	(939,344)	(65,309)
Payments on Notes from Shareholder	43,992	43,075
Purchase of Property Held for Investment	(202,007)	—

Net Cash Used by Investing Activities	(1,097,359)	(22,234)

CASH FLOWS FROM FINANCING ACTIVITIES
Bank Overdraft	499,347	260,910
Net Borrowings (Payments) on Lines of Credit	116,016	(514,000)
Payment of Capital Lease Obligation	(37,267)	(35,559)
Distribution to Stockholders	(1,064,353)	—

Net Cash Used by Financing Activities	(486,257)	(288,649)

DECREASE IN CASH AND CASH EQUIVALENTS	(165,759)	(175,251)
CASH AND CASH EQUIVALENTS — beginning of period	185,473	265,442

CASH AND CASH EQUIVALENTS — end of period	$19,714	$90,191

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Interest Paid	$72,938	$64,784
Income Taxes Paid	$363,600	$78,000
SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES
Distribution of Property Held for Investment	$1,368,189	$—
Assumption of Debt by Stockholder	$362,748	$—
Distribution of Investment Securities	$2,286,698	$—

The accompanying notes are an integral part of the financial statements.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note 1 — Basis of Presentation

      The accompanying unaudited consolidated condensed financial statements of Altama Delta Corporation, Inc. and subsidiary (the Company) have been prepared in accordance with the rules and regulations of the Securities and Exchange Commission. Accordingly, they do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments which are of a normal recurring nature necessary for fair presentation have been included in the accompanying consolidated financial statements. The results of operations for the three and six month periods ended April 3, 2004, or for any other interim period, are not necessarily indicative of the results that may be expected for the full year. These consolidated condensed financial statements should be read in conjunction with the Company’s consolidated financial statements for the year ended September 27, 2003.

Note 2 — Inventories

      Inventories consist of the following:

	April 3, 2004	September 27, 2003

Raw Materials	$2,107,434	$1,369,207
Work-in-Process	2,080,334	1,353,867
Finished Goods	3,406,676	2,753,725

	$7,594,444	$5,476,799

Note 3 —	Change in Tax Status

      Effective October 1, 2003, the Company, with the consent of its sole shareholder, elected to be taxed as an S corporation under the provisions of Section 1362 of the Internal Revenue Code. The effect of the change in tax status on the Company’s deferred tax liability was insignificant. The Company continues to be subject to income tax in state jurisdictions which do not recognize the S corporation status. As a result, the Company has provided a tax provision for these state jurisdictions. In addition, the Company is subject to federal income taxes on the disposal of assets with built-in gains as of the effective date of the S corporation election. The income tax provision for the three month and six month periods ended April 3, 2004, include an amount for estimated built-in gains taxes on assets disposed of during the periods.

Note 4 —	Debt

      Effective April 27, 2004, the Company renewed its existing revolving line of credit from a financial institution. The amended revolving line of credit agreement provides for maximum availability of $6,000,000, subject to a borrowing base of eligible receivables and inventory, as defined in the agreement. The revolving line of credit bears interest at LIBOR plus 1.75% and matures April 15, 2005.

Note 5 — Stockholder Distributions

      Effective March 31, 2004, the Company, with the consent of its sole shareholder, distributed its investment securities and related cash accounts with a carrying value of $2,399,087 and property held for investment with a carrying value of $1,368,189 to the sole shareholder. In addition, the shareholder assumed a debt obligation, which was collateralized by the investment securities, with a carrying value of $362,748. The total distributions, including the items above and other cash distributions, totaled $4,356,491 for the six months ended April 3, 2004. The net distributions were recorded as reductions in stockholder’s equity.

ALTAMA DELTA CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) — (Continued)

Note 6 — Contingencies

      During the previous three fiscal years, the Company experienced certain payment errors on billings to the Department of Defense. The payment errors from the Department of Defense have included duplicate payments, partial payments or nonpayment of the Company’s billings. In situations in which the Company received obvious duplicate payments, these amounts were promptly refunded to the Department of Defense. In situations in which the Company received other payments, these amounts were applied to the identified billing or, if the payment could not be identified with a specific billing, the amounts were applied to other unpaid billings. At September 27, 2003, the Company had recorded a liability of approximately $266,000, which is included in accrued expenses, related to potential overpayments received. In connection with an internal audit, the Department of Defense, in a letter dated November 13, 2003, requested that the Company refund potential duplicate payments totaling approximately $288,000. During the period ended April 3, 2004, the Department of Defense deducted the $288,000 from payments due to the Company. The amount was recorded against the liability with the difference expensed. The Company is currently researching the nature of the Department of Defense’s claim to determine whether any of these amounts can be recovered. In management’s opinion, the amount of ultimate liability will not materially affect the financial position or operations of the Company.

      The Company has incurred certain contract material costs which may be reimbursable under a contract price adjustment clause.

      After a claim is filed, it is subject to review and audit by the government. The Company has not filed a claim of this type before, and therefore the Company lacks experience of government audits of this type of claim. The Company has determined that under the Securities and Exchange Commission Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements”, the claim amount is not fixed or determinable; therefore, the estimated amount should not be recorded at this time. If the claim is approved by the government, the claim will be recorded in revenue during that period.

Note 7 —	Subsequent Event

      On June 15, 2004, the Company’s sole shareholder signed a Stock Purchase Agreement to sell all of the Company’s common stock to Phoenix Footwear Group, a publicly-traded company, for $39,000,000, subject to closing adjustments and escrowed funds as defined in the agreement, plus an earnout payment of $2,000,000 that is subject to the Company meeting certain sales requirements.